                                 AMENDMENT NO. 8

                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated February 2, 1998, by and among AIM Variable Insurance Funds, a Delaware trust, Invesco Aim Distributors, Inc., a Delaware corporation, The Guardian Insurance and Annuity Company, Inc., a Delaware life insurance company and Guardian Investor Services LLC, a New York corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

      FUNDS AVAILABLE UNDER THE         THE GUARDIAN SEPARATE ACCOUNTS     CONTRACTS FUNDED BY THE THE GUARDIAN
               POLICIES                       UTILIZING THE FUNDS                   SEPARATE ACCOUNTS
-------------------------------------   ------------------------------   ----------------------------------------
           SERIES I SHARES              The Guardian The Guardian        -    Park Avenue Life
AIM V.I. Capital Appreciation Fund      Separate Account K               -    Park Avenue Life - Millennium
AIM V.I. Core Equity Fund                                                     Series
AIM V.I. Utilities Fund

                                        The Guardian Separate Account    -    Park Avenue VUL
                                        M

                                        The Guardian Separate Account    -    Park Avenue VUL - Millennium Series
                                        N                                -    Park Avenue SVUL - Millennium
                                                                              Series
                                                                         -    Flexible Solutions VUL
                                                                         -    Flexible Solutions VUL - Gold
                                                                              Series

           SERIES I SHARES              The Guardian Separate Account    -    The Guardian Investor Retirement
AIM V.I. Capital Appreciation Fund      E                                     Asset Manager Variable Annuity
AIM V.I. Core Equity Fund                                                     Contract
AIM V.I. Government Securities Fund
AIM V.I. Utilities Fund

AIM V.I. Capital Appreciation Fund      The Guardian Separate Account    -    Guardian Investor - Individual
AIM V.I. Core Equity Fund               D                                     Variable Annuity Contract
AIM V.I. Utilities Fund

AIM V.I. Capital Appreciation Fund      The Guardian Separate Account    -    Value Guard II - Individual
AIM V.I. Core Equity Fund               A                                     Variable Annuity Contract
AIM V.I. Utilities Fund

AIM V.I. Capital Appreciation Fund      The Guardian Separate Account    -    Guardian C + C Variable Annuity
                                        F                                     Contract
AIM V.I. Core Equity Fund
AIM V.I. Government Securities Fund


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

          SERIES II SHARES              The Guardian Separate Account    -    The Guardian CXC Variable Annuity
AIM V.I. Basic Value Fund               F                                     Contract
AIM V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund
AIM V.I. Government Securities Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Utilities Fund
                                        The Guardian Separate Account    -     The Guardian Investor Income
                                        Q                                      Access - Individual Variable
                                                                               Annuity Contract

                                        The Guardian Separate Account    -    The Guardian Investor Asset
                                        R                                     Builder - Individual Variable
                                                                              Annuity Contract
                                        The Guardian Separate Account
                                        N                                -    Executive Benefit VUL

           SERIES II SHARES             The Guardian Separate Account    -    The Guardian Investor Variable
AIM V.I. Core Equity Fund               R                                     Annuity B Series
AIM V.I. Global Real Estate Fund                                         -    The Guardian Investor Variable
AIM V.I. Mid Cap Core Equity Fund                                             Annuity L Series

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: December 31, 2008

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Peter Davidson              By: /s/ John M. Zerr
        -----------------------------       ------------------------------------
Name: Peter Davidson                    Name: John M. Zerr
Title: Assistant Secretary              Title: Senior Vice President


                                        INVESCO AIM DISTRIBUTORS, INC.


Attest: /s/ Peter Davidson              By: /s/ John S. Cooper
        -----------------------------       ------------------------------------
Name: Peter Davidson                    Name: John S. Cooper
Title: Assistant Secretary              Title: President


                                        THE GUARDIAN INSURANCE AND ANNUITY
                                        COMPANY, INC.


Attest:                                 By: /s/ Douglas Dubitsky
        -----------------------------       ------------------------------------
Name:                                   Name: Douglas Dubitsky
      -------------------------------   Title: Vice President
Title:
       ------------------------------


                                        GUARDIAN INVESTOR SERVICES LLC


Attest:                                 By: /s/ John H. Walter
        -----------------------------       ------------------------------------
Name:                                   Name: John H. Walter
      -------------------------------   Title: SVP, Financial Mgmt Control
Title:
       ------------------------------


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